Exhibit 10.1

AMENDMENT NO. 2, dated as of November 12, 2014, to the Employment Agreement dated as of March 12, 2013, as amended (the “Employment Agreement”), between Blyth, Inc., a Delaware corporation (the “Company”), and Robert B. Goergen (the “Executive”). Capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Employment Agreement.
The Company and the Executive hereby agree as follows:
1.Section 1(b) of the Employment Agreement is amended to read in its entirety as follows:
“Base Salary” shall mean an annualized salary of not less than $203,589.
2.Section 1(f)(i) is amended to read in its entirety as follows:
“a reduction in the Executive’s then current Base Salary;”
3. Section 5 of the Employment Agreement is deleted in its entirety and replaced with: “RESERVED.”

4.Section 9(a)(i) of the Employment Agreement is amended to read in its entirety as follows:

“continuation of the Base Salary through the remainder of the Scheduled Employment Period and the two-year period thereafter;”
5.Section 9(a)(ii) of the Employment Agreement is deleted in its entirety and replaced with: “RESERVED.”

6.Section 9(b)(i) of the Employment Agreement is amended to read in its entirety as follows:

“continuation of the Base Salary through the remainder of the Scheduled Employment Period and the two-year period thereafter;”
7.Section 9(b)(ii) of the Employment Agreement is deleted in its entirety and replaced with: “RESERVED.”

8.Section 9(d)(ii) of the Employment Agreement is deleted in its entirety and replaced with: “RESERVED.”

9.Section 9(f)(i) is amended and restated to read as follows:
“the balance of any incentive awards due for the 2014 calendar year to the extent not previously paid.”
10.The amendments described in items 1 through 9 above shall be effective January 1, 2015.

11.The Executive acknowledges and agrees that the decreases in his compensation pursuant to this Amendment shall not constitute “Constructive Termination” for purposes of Sections 1(f) and 9(d) of the Employment Agreement.

12.Except as amended hereby, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.
Blyth, Inc.

By:______________________________________
Its:

The Executive:

_________________________________________
Robert B. Goergen